Sprint / SoftBank Investor Call October 15, 2012 Exhibit 99.2

Cautionary Statement

This presentation includes “forward-looking statements” within the meaning of the securities laws.
The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,” “anticipate,”
“believe,” “target,” “plan,” “providing guidance,” and similar expressions are intended to identify information that is not historical in nature. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to network performance, subscriber growth, and liquidity, and statements expressing general views about future operating results — are forward-looking statements. Forward-looking statements are estimates and projections reflecting management’s judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to these forward-looking statements, management has made assumptions regarding, among other things, development and deployment of new technologies; efficiencies and cost savings of multimode technologies; customer and network usage; customer growth and retention; service, coverage and quality; availability of devices; the timing of various events and the economic environment. Sprint Nextel believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date when made. Sprint Nextel undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our company's historical experience and our present expectations or projections. Factors that might cause such differences include, but are not limited to, those discussed in the company’s Annual
Report on Form 10-K for the year ended December 31, 2011 filed with the U.S. Securities and
Exchange Commission, which are incorporated herein by reference and when filed, Part II, Item
1A, “Risk Factors,” of our Form 10-Q for the quarter ended June 30, 2012. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Soliciting Material Pursuant to14a-12

Cautionary Statement Regarding Forward Looking Statements
This document includes "forward-looking statements" within the meaning of the securities laws.  The words "may," "could," "should," "estimate," "project," "forecast," intend," "expect," "anticipate," "believe,"
"target," "plan," "providing guidance" and similar expressions are intended to identify information that is not historical in nature.
This document contains forward-looking statements relating to the proposed transaction between Sprint Nextel Corporation ("Sprint") and SOFTBANK CORP. ("Softbank") and its group companies, including Starburst II, Inc. ("Starburst II") pursuant to a merger agreement and bond purchase agreement.  All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of Softbank or Sprint; and any assumptions underlying any of the foregoing, are forward-
looking statements.  Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions.  The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.  You should not place undue reliance on such statements.  Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint’s stockholders may not be obtained; (2) there may be a material adverse change of Softbank or Sprint or the respective businesses of Softbank or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; and (5) other risk factors as detailed from time to time in Sprint's and Starburst II's reports filed with the Securities and
Exchange Commission ("SEC"), including Sprint's Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and the proxy statement/prospectus to be contained in Starburst II's Registration Statement on Form S-4, which are (or will be, when filed) available on the SEC's web site (www.sec.gov).  There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.
None of Sprint, Softbank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.
Additional Information and Where to Find It
In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II.  Sprint will mail the proxy statement/prospectus to its stockholders.  INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT
BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  The proxy statement/prospectus, as well as other filings containing information about Sprint, Softbank and Starburst II, will be available, free of charge, from the SEC's web site (www.sec.gov).  Sprint's SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint's web site (www.sprint.com)
under the tab "About Us – Investors" and then under the heading "Documents and Filings – SEC Filings," or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention:
Shareholder Relations or (913) 794-1091.  Starburst II's SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to Softbank, 1-9-1 Higashi-
Shimbashi, Minato-ku, Tokyo 105-7303, Japan; telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jp.
Participants in the Merger Solicitation
The respective directors, executive officers and employees of Sprint, Softbank, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction.  Information regarding Sprint's directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011.  Other information regarding the interests of such individuals as well as information regarding Softbank's and Starburst II's directors and executive officers will be available in the proxy statement/prospectus when it becomes available.  These documents can be obtained free of charge from the sources indicated above.  This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

*Non-GAAP Financial Measures
Sprint Nextel provides financial measures determined in accordance with accounting principles generally accepted in the United States (GAAP) and adjusted GAAP (non-GAAP). The non-GAAP financial measures reflect industry conventions, or standard measures of liquidity, profitability or performance commonly used by the investment community for comparability purposes. These measurements should be considered in addition to, but not as a substitute for, financial information prepared in accordance with GAAP. We have defined below each of the non-GAAP measures we use, but these measures may not be synonymous to similar measurement terms used by other companies.
Sprint Nextel provides reconciliations of these non-GAAP measures in its financial reporting. Because Sprint Nextel does not predict special items that might occur in the future, and our forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, Sprint
Nextel does not provide reconciliations to GAAP of its forward-looking financial measures.
The measures used in this release include the following:
OIBDA is operating income/(loss) before depreciation and amortization. Adjusted OIBDA is OIBDA excluding severance, exit costs, and other special items. Adjusted OIBDA Margin
represents Adjusted OIBDA divided by non-equipment net operating revenues for Wireless and Adjusted OIBDA divided by net operating revenues for Wireline. We believe that Adjusted OIBDA and Adjusted OIBDA Margin provide useful information to investors because they are an indicator of the strength and performance of our ongoing business operations, including our ability to fund discretionary spending such as capital expenditures, spectrum acquisitions and other investments and our ability to incur and service debt. While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent non-cash current period costs associated with the use of long-lived tangible and definite-lived intangible assets. Adjusted OIBDA and Adjusted OIBDA Margin are calculations commonly used as a basis for investors, analysts and credit rating agencies to evaluate and compare the periodic and future operating performance and value of companies within the telecommunications industry.

Sprint CEO Dan Hesse 5

Sprint Turnaround
Phases of the Sprint Turnaround
I. Recovery II. Investment
III. Margin Expansion
2008 - 2011
2012 - 2013
2014+

•
Improve the Brand
•
Reverse subscriber
trends
•
Begin growing Revenue
•
Eliminate costs
•
Conserve Capital in
preparation for
investment phase
•
Build world-class network
platform
•
Eliminate duplicative
network cost structure
•
Focus on growth of core
Sprint Platform business
•
Expect strong margin
improvement from
Network Vision and
continued revenue
growth

Expected Transaction Benefits
•
Build shareholder value
- Premium to current holders
- Ownership in stronger, better capitalized Sprint
•
SoftBank expertise
- Proven track record of challenging incumbent carriers
- Leader in advanced technology
•
Financial strength and flexibility
- Opportunities to invest, internally and externally,
to grow our business
•
Enables a stronger, more competitive #3 player in the
US market
- Innovation and competition benefit US consumers

SoftBank CEO Masayoshi Son 8

Cautionary Statement
  This document includes “forward-looking statements” within the meaning of the securities laws.  The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,”
“anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.  This document contains forward-
looking statements relating to the proposed transaction between Sprint Nextel Corporation (“Sprint”) and SOFTBANK CORP. (“SOFTBANK”) and its group companies, including
Starburst II, Inc. (“Starburst II”) pursuant to a merger agreement and bond purchase agreement.  All statements, other than historical facts,including, but not limited to, statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of
SOFTBANK or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements.  Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions.  The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.  You should not place undue reliance on such statements.  Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint stockholders may not be obtained;
(2) there may be a material adverse change of SOFTBANK or Sprint, or the respective businesses of SOFTBANK or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; and (5) other risk factors as detailed from time to time in Sprint’s and Starburst II’s reports filed with the Securities and Exchange Commission (“SEC”), including Sprint’s Annual Report on Form 10-K for the year ended
December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, and the proxy statement/prospectus to be contained in Starburst II’s Registration
Statement on Form S-4, which are, (or will be, when filed) available on the SEC’s web site (www.sec.gov).  There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.  None of Sprint, SOFTBANK or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.Additional Information and Where to Find It
  In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II.  Sprint will mail the proxy statement/prospectus to its stockholders.  INVESTORS ARE URGED TO READ THE PROXY
STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  The proxy statement/prospectus, as well as other filings containing information about Sprint and Starburst II will be available, free of charge, from the SEC’s web site (www.sec.gov). Sprint’s SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint’s web site (www.sprint.com) under the tab “About Us – Investors” and then under the heading “Documents and Filings –
SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091.Starburst II’s SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SOFTBANK, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan;
telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jpParticipants in the Merger Solicitation
  The respective directors, executive officers and employees of Sprint, SOFTBANK, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction.  Information regarding Sprint’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011.  Other information regarding the interests of such individuals as well as information regarding SOFTBANK’s and Starburst II’s directors and executive officers will be available in the proxy statement/prospectus when it becomes available.  These documents can be obtained free of charge from the sources indicated above.  This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Soliciting Material Pursuant to14a-12

• Cautionary Statement Regarding Forward Looking Statements
• This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,”
“forecast,” intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.
• This document contains forward-looking statements relating to the proposed transaction between Sprint Nextel Corporation (“Sprint”) and SOFTBANK CORP.
(“SoftBank”) and its group companies, including Starburst II, Inc. (“Starburst II”) pursuant to a merger agreement and bond purchase agreement. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions.
The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint stockholders may not be obtained; (2)
there may be a material adverse change of SOFTBANK or Sprint, or the respective businesses of SoftBank or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction;
and (5) other risk factors as detailed from time to time in Sprint’s and Starburst II’s reports filed with the Securities and Exchange Commission (“SEC”), including
Sprint’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, and the proxy statement/prospectus to be contained in Starburst II’s Registration Statement on Form S-4, which are, (or will be, when filed) available on the SEC’s web site
(www.sec.gov).
There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.
• None of Sprint, SoftBank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.
• Additional Information and Where to Find It
• In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II.  Sprint will mail the proxy statement/prospectus to its stockholders.  INVESTORS ARE
URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.
The proxy statement/prospectus, as well as other filings containing information about Sprint and Starburst II will be available, free of charge, from the SEC’s web site
(www.sec.gov).
Sprint’s
SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint’s web site (www.Sprint.com)
under the tab “About Us – Investors” and then under the heading “Documents and Filings – SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway,
Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091.  Starburst II’s SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SoftBank, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan; telephone: +81.3.6889.2290;
e-mail: ir@softbank.co.jp
•
Participants in the Merger Solicitation
• The respective directors, executive officers and employees of Sprint, SoftBank, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Sprint’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011. Other information regarding the interests of such individuals as well as information regarding SoftBank’s and Starburst II’s directors and executive officers will be available in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

*Non-GAAP Financial Measures

• Sprint Nextel provides financial measures determined in accordance with accounting principles generally accepted in the
United States (GAAP) and adjusted GAAP (non-GAAP). The non-GAAP financial measures reflect industry conventions, or standard measures of liquidity, profitability or performance commonly used by the investment community for comparability purposes. These measurements should be considered in addition to, but not as a substitute for, financial information prepared in accordance with GAAP. We have defined below each of the non-GAAP measures we use, but these measures may not be synonymous to similar measurement terms used by other companies.
•
• Sprint Nextel provides reconciliations of these non-GAAP measures in its financial reporting. Because Sprint Nextel does not predict special items that might occur in the future, and our forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, Sprint Nextel does not provide reconciliations to GAAP of its forward-looking financial measures.
•
•
•
The measures used in this presentation include the following:
•
• OIBDA is operating income/(loss) before depreciation and amortization. Adjusted OIBDA is OIBDA excluding severance, exit costs, and other special items. Adjusted OIBDA Margin represents Adjusted OIBDA divided by non-equipment net operating revenues for Wireless and Adjusted OIBDA divided by net operating revenues for Wireline. We believe that
Adjusted OIBDA and Adjusted OIBDA Margin provide useful information to investors because they are an indicator of the strength and performance of our ongoing business operations, including our ability to fund discretionary spending such as capital expenditures, spectrum acquisitions and other investments and our ability to incur and service debt. While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent non-cash current period costs associated with the use of long-lived tangible and definite-lived intangible assets. Adjusted OIBDA and Adjusted OIBDA Margin are calculations commonly used as a basis for investors, analysts and credit rating agencies to evaluate and compare the periodic and future operating performance and value of companies within the telecommunications industry.
• This presentation may contain certain “non-GAAP” financial measures. SOFTBANK CORP. (“SoftBank”) uses certain non-
GAAP performance measures and ratios in managing its business. Non-GAAP financial information should be viewed in addition to, and not as an alternative for, the reported operating results or cash flow from operations or any other measures of performance prepared in accordance with generally accepted accounting principles in Japan. In addition, the presentation of these measures may not be comparable to similarly titled measures other companies may use.

SOFTBANK Consolidated Revenue

FY2011 FY1981
$80bn
SOFTBANK data includes WILLCOM and EMOBILE data. SOFTBANK is WILLCOM's sponsor in connection with WILLCOM's rehabilitation under Japan's Corporate Rehabilitation Act, and holds a 100% economic interest in WILLCOM. eAccess Ltd., provider of the EMOBILE service, is the subject of a proposed share exchange transaction with SOFTBANK, whereby eAccess Ltd. is tentatively scheduled to become a wholly-owned subsidiary of SOFTBANK in February 2013, subject to certain shareholder and regulatory approvals and procedures.
* ProForma

SOFTBANK Consolidated EBITDA

$18bn
FY1981 FY2011
SOFTBANK data includes WILLCOM and EMOBILE data. SOFTBANK is WILLCOM's sponsor in connection with WILLCOM's rehabilitation under Japan's Corporate Rehabilitation Act, and holds a 100% economic interest in WILLCOM. eAccess Ltd., provider of the EMOBILE service, is the subject of a proposed share exchange transaction with SOFTBANK, whereby eAccess Ltd. is tentatively scheduled to become a wholly-owned subsidiary of SOFTBANK in February 2013, subject to certain shareholder and regulatory approvals and procedures.
*Non GAAP. Refer to disclaimer.

SOFTBANK EBIT

$2.5bn
KDDI
Disrupted
Duopoly
$1.2bn
SOFTBANK
Q1 Q1 Q1
Q1
Q1 Q1
Q1
Q1
(FY)
NTT DOCOMO
$3.4bn
(USD bn)
0
2005 ’06 ’07 ’08 ’09 ’10 ’11 ’12
*Created by SOFTBANK CORP. based on respective companies’  publicly available information.

960 Mobile Internet Companies 15 Mobile Internet Platform Mobile Internet Platform

US Mobile Market 16 Compelling Market Opportunity Compelling Market Opportunity 1. Large market with rapid smartphone growth 2. High ARPU, mainly postpaid 3. Slow network speeds 4. Duopolistic market

Complementary Partners • Strong Brand • Shared Vision • Smartphone and LTE Strategy • Strong US Management 17

Sprint Turnaround Began in 2008

Phases of the Sprint Turnaround
I. Recovery
•
•
•
•
•
II. Investment
•
•
•
III. Margin Expansion
•
2008 - 2011 2012 - 2013
2014+
Improve the brand
Reverse subscriber
trends
Begin growing revenue
Eliminate costs
Conserve capital in
preparation for
investment phase
Build world-class network
platform
Eliminate duplicative
network cost structure
Focus on growth of core
Sprint Platform business
Expect strong margin
improvement from
Network Vision and
continued revenue
growth

SoftBank’s Contribution (Capital) 19 - Strengthen Balance Sheet - Strategic Investment - Network Enhancement a New Capital: $8bn * Expected uses for New Capital

SoftBank’s Contribution (Strategy) 20 Group Synergy - Smartphone Strategy - LTE Strategy - Proven Track Record of Turnarounds

(FY)
*Source: Created based on Sprint’s publicly available information
*Non GAAP. Refer to disclaimer.
Accelerated Growth
with SoftBank
2011Q2 ’11Q3 ’11Q4 ’12Q1 ’12Q2
($)
1.31bn
1.40bn
0.84bn
1.21bn
1.45bn
Sprint Adjusted OIBDA

(FY2005 to FY2011)
(FY2011)
10
20 30 40 50 60 70
20 40 60 80 100 120
Subscribers(millions)
Subscribers(millions)
Mobile EBITDA
Margin
FY2005: EBITDA Margin: April 2005 - March 2006. Subscribers as of March 31, 2006.
FY2011: EBITDA Margin: April 2011 -March, 2012. Subscribers as of September 30, 2012.
SOFTBANK includes WILLCOM and EMOBILE.
*Non GAAP. Refer to disclaimer.
FY2011: EBITDA Margin: April 2011 - March, 2012. Subscribers as of June 30, 2012.
Source : Japan: Created by SOFTBANKCORP. based on data from Bloomberg and TCA.
US: Respective companies’ publicly available information ad Wireless Intelligence.
*Non GAAP. Refer to disclaimer.
Mobile EBITDA
Margin
Mobile EBITDA Margin

0
0%
10%
20%
30%
40%
50%
0%
10%
20%
30%
40%
50%
0

$5.5bn (USD bn) 1.0 (FY) Turnaround Mobile EBIT (Operating Income) 23

Full Loan
Repayment
$1.7bn
FY2007
Original Repayment Plan
FY2008 FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2006
Repayment
Ahead of
Schedule
Vodafone K.K. Acquisition Financing
Balance of SBM  loan only

SoftBank
+ Sprint*
+ +
+
China
Mobile
Verizon AT&T Vodafone NTT
DOCOMO
KDDI
*Revenue from January to June 30, 2012
Created by SOFTBANK CORP. based on
respective companies’ publicly available information.
$43bn
$27bn
$31bn
$18bn
Sprint
$32bn
$32bn
$37bn
$25bn
Deutsche
Telekom
Mobile Revenue

SOFTBANK data includes WILLCOM and EMOBILE data. SOFTBANK is WILLCOM's sponsor in connection with WILLCOM's rehabilitation under Japan's Corporate Rehabilitation Act, and holds a
100% economic interest in WILLCOM.  eAccess Ltd., provider of the EMOBILE service, is the subject of a proposed share exchange transaction with SOFTBANK, whereby eAccess Ltd. is tentatively scheduled to become a wholly-owned subsidiary of SOFTBANK in February 2013, subject to certain shareholder and regulatory approvals and procedures.
*Pro forma
SOFTBANK
Group

Subscribers

Verizon
AT&T
T-Mobile
33m
NTT DOCOMO
61m
au
36m
SoftBank
+ Sprint*
96m
105m
111m
*Subscribers as of
June 30, 2012 US;
September 30, 2012 Japan
*Source: Created by SOFTBANK CORP. based on data from Wireless Intelligence, TCA and respective companies’ publicly available information.
SOFTBANK data includes WILLCOM and EMOBILE data. SOFTBANK is WILLCOM's sponsor in connection with WILLCOM's rehabilitation under Japan's Corporate Rehabilitation Act, and holds a 100%
economic interest in WILLCOM. eAccess Ltd., provider of the EMOBILE service, is the subject of a proposed share exchange transaction with SOFTBANK, whereby eAccess Ltd. is tentatively scheduled to become a wholly-owned subsidiary of SOFTBANK in February 2013, subject to certain shareholder and regulatory approvals and procedures.
*Pro forma

Summary
1. SoftBank is the Global No.3 Mobile Operator
2. Compelling U.S. Market Opportunity
3. Complementary Smartphone and LTE Strategies
4. Enhanced Sprint Financial Strength and Competitiveness
5. SoftBank's Proven Turnaround & Debt Repayment Track
Record
6. Attractive Value to Both Companies’ Shareholders

Sprint CFO Joe Euteneuer 28

Legacy Sprint Shareholders SoftBank Ownership
New Sprint
($8 billion cash infusion)
30%
ownership
70%
ownership
•
55% of Sprint shares receive $7.30 cash / share ($12.14 billion)
•
45% of Sprint shares convert into 30% of the newly capitalized New Sprint
(with $8 billion cash infusion)
Attractive Shareholder Return

Expected Financial Benefits

•
Attractive consideration to Sprint shareholders
-
$7.30 represents significant premium to unaffected share price
•
Oct. 10 Spot: 45%
•
30 day
(1)
:  39%
•
60 day
(1)
: 42%
•
90 day
(1)
:  54%
•
Strengthens Sprint’s Balance Sheet
-
The first investment by SoftBank, a $3.1 billion Sprint convertible bond, is expected to occur following this announcement
-
$8 billion total cash contribution enhances liquidity
•
Capital investment improves financial and operational
flexibility
(1) Based on volume-weighted average closing prices

Transaction Overview
Currently
3.0B Sprint
shares
outstanding
SoftBank
invests $3.1
billion in
convertible
debt @
$5.25/share †
SoftBank
invests $4.9
billion in
newly issued
shares @
$5.25/share † †
Shares
O/S*
3.0B 4.6B 3.6B
70% SoftBank
(3.2B shares)
30% existing
Sprint
shareholders
(1.4B shares)
Step 2a
Step 1 Post-close
ownership
$8B cash infusion into
Sprint
SoftBank
4.6B
Step2b
$12.1B cash
to Sprint
shareholders
Sprint shareholders
Shortly after signing At close

* Fully diluted pro forma shares outstanding; † Converts into equity immediately prior to closing of Steps 2a and 2b
†† In addition, SoftBank receives five-year warrant to purchase 54.6M shares in newly recapitalized Sprint at $5.25 per share for total additional consideration of $287M

Capital Structure – as of June 30, 2012
Actual
Illustrative Pro forma
upon close*
Net Debt / Adjusted OIBDA* 2.95
LTM Adj. OIBDA (3Q11-2Q12) $4.9B
Net Debt / Adjusted OIBDA* 1.32
LTM Adj. OIBDA (3Q11-2Q12) $4.9B
$14.8
$21.3
$6.5
$-
$5.0
$10.0
$15.0
$20.0
$25.0
Cash** Total Debt Net Debt
$6.8
$21.3
$14.5
$-
$5.0
$10.0
$15.0
$20.0
$25.0
Cash** Total Debt Net Debt

*Non-GAAP measure.  Assumes no debt holder exercises change of control offer clause; **Cash, cash equivalents & short-term investments

Conclusion

•
Build shareholder value
- Premium to current holders
- Ownership in stronger, better capitalized Sprint
•
SoftBank expertise
- Proven track record of challenging incumbent carriers
- Leader in advanced technology
•
Financial strength and flexibility
- Opportunities to invest, internally and externally,
to grow our business
•
Enables a stronger, more competitive #3 player in the
US market
- Innovation and competition benefit US consumers

Q&A 34

Appendix 35

Share Calculation

@ Announcement @ Closing 5-Year Warrants
Sprint @ Step 1 Common Step 2a
(1)
Purchase to Step 2b 55mm Step 2c
(2)
($ in billions, shares in millions)
market Conversion Sprint issuance Sprint $12.14bn Secondary Sprint Warrants Sprint
Existing common shares 3,004 -- 3,004 -- 3,004 (1,663) 1,341 -- 1,341
Common shares issued to Softbank -- -- -- 933 933 -- 933 -- 933
Purchase outstanding Sprint shares -- -- -- -- -- 1,663 1,663 -- 1,663
Total common shares 3,004 -- 3,004 933 3,938 -- 3,938 -- 3,938
Dilution
(3)
37 -- 39 -- 39 -- 48 -- 48
Conversion shares / Warrants -- 590 590 -- 590 -- 590 55 645
Fully-diluted shares 3,042 590 3,633 933 4,567 -- 4,576 55 4,631
Softbank beneficial shares 590 1,524 3,187 3,241
Softbank beneficial ownership % 16.3% 33.4% 69.6% 70.0%
Cumulative
Cumulative investment $3.1 $8.0 $20.1 $20.4
Price $5.25 $5.25 $7.30 $5.25
Shares 590 933 1,663 55
(1) Per share amount under Step 2a is implied based on contemplated amount of total equity contribution.
(2) Per share amount under Step 2c is implied based on warrant exercisable for shares of Parent (Sprint post-merger).
(3) Dilution based on treasury stock method.  At market assumes $5.04 10/10/2012 unaffected close, Steps 1 and 2a assume $5.25 price, and Steps 2b and 2c assume $7.30 price.

Non-GAAP Reconciliation

NON-GAAP RECONCILIATION - NET LOSS TO ADJUSTED OIBDA* (Unaudited)
(Millions, USD)
Quarter To Date
6/30/12 3/31/12 12/31/11 9/30/11 6/30/11
Net Loss $ (1,374) $ (863)           $ (1,303)     $ (301)      $ (847)
Income Tax Expense (26)        (37)             (106)        (12)        (99)
Loss before Income Taxes (1,348) (826)           (1,197)     (289)      (748)
Equity in losses of unconsolidated investments and other, net 398        273            472          261        588
Interest Expense 321        298            287          236        239
Operating (Loss) Income (629)      (255)           (438)        208        79
Depreciation and amortization 1,896    1,666         1,174      1,194    1,235
OIBDA* 1,267    1,411         736          1,402    1,314
Severance and Lease Exit Costs 184        -             28            -        -
Gains from asset dispositions and exchanges -        (29)             -           -        -
Asset impairments and abandonments -        18               78            -        -
Spectrum hosting contract termination, net -        (170)           -           -        -
Access Costs -        (17)             -           -        -
Adjusted OIBDA* $ 1,451    $ 1,213         $ 842          $ 1,402    $ 1,314